SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 22, 2005

                    SECURITY INTELLIGENCE TECHNOLOGIES, INC.
               Exact name of Company as specified in its charter)



           Florida                  000-31779              65-0928369
       (State or other             (Commission            (IRS Employer
        jurisdiction of            File Number)         Identification No.)
         Formation)


      145 Huguenot Street, New Rochelle,                NY 10801
    (Address of principal executive offices)           (Zip Code)

         Company's telephone number, including area code (914)-654-8700

Item 1.01  Material Definitive Agreement.

      See "Item 2.01 Completion of Acquisition or Disposition of Assets" for information relating to an agreement dated March 22, 2005, pursuant to which the Company sold to Menahem Cohen ("Cohen"), all of the stock in the Company's subsidiary, CCS International, Inc. ("CCS").

      In connection with the sale of the stock to CCS, the Company entered into a consulting agreement with Cohen through December 31, 2007, pursuant to which the Company will pay Cohen compensation at the annual rate of $108,000.

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On March 22, 2005, the Company and Cohen, who was the Company's vice president and a director, entered into an agreement whereby the Company agreed to sell all of the stock of CCS to Cohen. The sale was consummated contemporaneously with the execution of the agreement. The consideration consisted of $100, which was paid at the closing, and contingent consideration consisting of 5% of CCS's and its subsidiaries' net sales through March 31, 2015. CCS's subsidiaries, all of which are wholly owned by CCS, consist of: Spy Shop, Ltd. d/b/a Counter Spy Shop of Delaware, a Delaware corporation (formerly a retail store closed on January 31, 2004); Security Design Group, Inc., a New York corporation (formerly a manufacturing operation, which is currently inactive); Counter Spy Shop of Mayfair London, Ltd., a District of Columbia corporation (formerly a retail store which was closed on July 1, 2003); CCS Counter Spy Shop of Mayfair London, Ltd., a California corporation (formerly a retail store which was closed on January 1, 2004); and Counter Spy Shop of Mayfair, Ltd., a Florida corporation (formerly a sales office/retail store that ceased operations on March 31, 2004). Prior to 2004, the Company's retail operations were conducted almost exclusively through CCS, although modest retail sales were made from the Company's main office and its London office. As noted above and in the Company's filings with the Securities and Exchange Commission, the Company has discontinued all of its retail stores. The Company does not believe that the operations conducted by CCS are material to the Company's business and, accordingly, it was in the best interest of the Company to sell the stock of CCS to Cohen. In determining the purchase price, the Company considered the negative net worth of CCS and the fact that substantially all of the business that had been conducted by CCS has been terminated. In connection with the Company's sale of the CSS stock to Cohen, Cohen resigned as vice president and director of the Company.

      Prior to the sale of CCS, Mr. Ben Jamil, the Company's president and chief executive office, had advanced to CCS the sum of $738,644. Pursuant to Mr. Jamil's employment agreement with the Company, the Company guaranteed CCS obligations to Mr. Jamil to the maximum amount of $738,000. Pursuant to Mr. Jamil's employment agreement, the Company's obligations under this guaranty are payable only from cash flow from operations not required for the Company's business. Because of CCS' financial condition, the guaranteed obligations will be reflected as a liability of the Company's balance sheet.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On March 22, 2005, in connection with his purchase of CCS, Cohen resigned as an officer and director of the Company.

Item 9.01 Financial Statements and Exhibits.

      (b)   Pro forma Financial Statements

      (c)   Exhibits

            99.1  Stock Sale Agreement between the Company and Menahem Cohen.

            99.2 Consulting agreement dated March 22, 2005, between the Company and Menahem Cohen


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

            SECURITY INTELLIGENCE TECHNOLOGIES, INC. AND SUBSIDIARIES

              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


      The following unaudited pro forma condensed consolidated financial statements have been provided to show the effects on the financial statements of the sale of CCS as if the disposition had been completed on the dates set forth below.

      The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and assumptions. The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and are not necessarily indicative of our operating results or financial position if the pending disposition had been completed on the dates set forth below, nor are they indicative of its future operating results or financial position.

      These pro forma condensed consolidated financial statements are based on, and should be read in conjunction with, our historical consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10-KSB for the fiscal ended June 30, 2004 and our Form 10-QSB for the six months ended December 31, 2004.

      The unaudited pro forma condensed consolidated balance sheet at December 31, 2004 was prepared from the unaudited consolidated balance sheet of the Company as of December 31, 2004, as adjusted to show the effect of the sale of CCS as if the sale had been completed on December 31, 2004.

      The unaudited pro forma condensed consolidated statement of operations for the six months ended December 31, 2004 and the fiscal year ended June 30, 2004 are presented as if the sale of CCS had been completed on July 1, 2003 and July 1, 2004, respectively. These results are not necessarily indicative of the results that the Company would have realized if the sale of CCS had occurred on such dates.

      Actual accounting adjustments related to the disposition may differ from the pro forma adjustments. The pro forma financial information assumes that the Company will not receive any additional proceeds from the sale of CCS.


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

                    SECURITY INTELLIGENCE TECHNOLOGIES, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                               December 31, 2004

                                                                                                                  Pro Forma
                                                                                                                  Security
                                                                                                                 Intelligence
                                                                                              Pro Forma          Technologies,
                                                                             Historical      Adjustments              Inc.
                                                                           --------------  ---------------      ---------------
ASSETS
Current Assets:
      Cash                                                                 $       33,084  $           100  (c) $       33,184
      Accounts receivable                                                         422,039               --             422,039
     Inventory                                                                    795,087         (172,022) (a)        623,065
     Other current assets                                                         176,848          (12,821) (a)        164,027
                                                                           --------------  ---------------      --------------
        Total current assets                                                    1,427,058         (184,743)          1,242,315
                                                                           --------------  ---------------      --------------
Intercompany receivable from CCS International, Ltd.                                             2,755,738  (a)             --
                                                                                                (2,755,738) (b)             --
Investment in CCS International, Ltd.                                                                5,100  (a)             --
                                                                                                    (5,100) (c)             --
Property and Equipment, at cost less accumulated
   depreciation and amortization of $174,134                                       15,918          (15,918) (a)             --
Other assets                                                                       32,125          (26,612) (a)          5,513
                                                                           --------------  ---------------      --------------

 Total assets                                                              $    1,475,101  $      (227,273)     $    1,247,828
                                                                           ==============  ===============      ==============
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
     Accounts payable and accrued expenses                                 $    4,682,900  $    (3,211,551) (a) $    1,068,889
                                                                                                  (402,460) (f)
     Note payable - CEO/stockholder                                             1,820,899         (738,644) (a)      1,820,255
                                                                                                   738,000  (e)
     Convertible notes payable                                                    494,000               --             494,000
     Notes payable - officers                                                     125,000               --             125,000
     Notes payable - other                                                         20,000               --            $ 20,000
     Customer deposits                                                          1,280,628       (1,009,622) (a)      $ 271,006
     Deferred revenue                                                           1,355,237         (682,314) (a)      $ 672,923
                                                                           --------------  ---------------      --------------
         Total current liabilities                                              9,778,664       (5,306,591)          4,472,073
                                                                           --------------  ---------------      --------------

Stockholders' deficit:
     Preferred stock, $.0001 par value, 10,000,000 shares authorized:
         Series A Convertible-$1.00 per share liquidation preference
            3,500,000 shares authorized, issued and outstanding                       350               --                 350
         Series B Convertible-$1.00 per share liquidation preference
           1,500,000 shares authorized, issued and outstanding                        150               --                 150
     Common stock, $.0001 par value, 100,000,000 shares authorized,
         22,462,700 shares issued and outstanding                                   2,270               --               2,270
     Additional paid in capital                                                 6,335,253          (42,555) (a)      6,292,698
     Accumulated deficit                                                      (14,630,437)       8,620,611  (a)     (9,508,564)
                                                                                                (2,755,738) (b)
                                                                                                    (5,000) (c)
                                                                                                  (738,000) (e)
     Other comprehensive loss                                                     (11,149)              --             (11,149)
                                                                           --------------  ---------------      --------------
       Total stockholders' deficit                                             (8,303,563)       5,079,318          (3,224,245)
                                                                           --------------  ---------------      --------------

Total liabilities and stockholders' deficit                                $    1,475,101  $      (227,273)     $    1,247,828
                                                                           ==============  ===============      ==============

The accompanying notes are an integral part of these pro forma financial statement.

            SECURITY INTELLIGENCE TECHNOLOGIES, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                       Six Months Ended December 31, 2004

                                                                                                 Pro Forma
                                                                                                 Security
                                                                                                Intelligence
                                                                               Pro Forma        Technologies,
                                                          Historical          Adjustments            Inc.
                                                       ----------------    ----------------     --------------
Sales                                                  $     2,170,077     $      (100,000) (d) $   2,070,077
                                                       ----------------    ----------------     --------------

Costs and expenses:
     Cost of sales                                             745,987             (64,738) (d)       681,249
     Compensation and benefits                               1,091,413             (52,463) (d)     1,038,950
     Professional fees and legal matters                       218,609            (108,304) (d)       110,305
     Stock based compensation                                  134,957                                134,957
     Selling, general and administrative expenses              686,759             (11,123) (d)     3,431,374
                                                                                 2,755,738  (b)
     Unrealized loss on financial guarantees                   402,460            (402,460) (f)            --
     Depreciation and amortization                               6,330              (6,330) (d)            --
                                                       ---------------     ---------------      -------------
                                                             3,286,515           2,110,320          5,396,835
                                                       ---------------     ---------------      -------------

Operating loss                                              (1,116,438)         (2,210,320)        (3,326,758)

Loss on sale of subsidiary                                                           5,000  (c)       743,000
                                                                                   738,000  (e)
                                                       ---------------     ---------------      -------------
Loss before debt issuance and interest expense              (1,116,438)         (2,953,320)        (4,069,758)

Debt issuance and interest expense:
     Debt issuance expense                                   2,304,455                              2,304,455
     Interest expense                                           72,673             (18,551) (d)        54,122
                                                       ---------------     ---------------      -------------
                                                             2,377,128             (18,551)         2,358,577
                                                       ---------------     ---------------      -------------


Net loss                                               $    (3,493,566)    $    (2,934,769)     $  (6,428,335)
                                                       ===============     ===============      =============


Loss per share, basic and diluted                      $         (0.16)    $         (0.13)     $       (0.29)
                                                       ===============     ===============      =============

Weighted average number of shares                           22,431,369          22,431,369      $  22,431,369
                                                       ===============     ===============      =============

The accompanying notes are an integral part of these pro forma financial statement.

            SECURITY INTELLIGENCE TECHNOLOGIES, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                            Year Ended June 30, 2004

                                                                                                 Pro Forma
                                                                                                  Security
                                                                                                Intelligence
                                                                               Pro Forma        Technologies,
                                                          Historical          Adjustments            Inc.
                                                       ---------------     ---------------      -------------
Sales                                                  $     3,013,332     $    (1,696,760) (d) $   1,316,572
                                                       ---------------     ---------------      -------------

Costs and expenses:
     Cost of sales                                           1,402,980            (919,190) (d)       483,790
     Compensation and benefits                               2,227,767            (944,550) (d)     1,283,217
     Professional fees and legal matters                       933,576            (845,623) (d)        87,953
     Stock based compensation                                1,282,060                (674) (d)     1,281,386
     Selling, general and administrative expenses            1,743,625            (891,229) (d)     3,507,940
                                                                                 2,655,544  (b)
     Unrealized (gain) on financial guarantees                (135,590)            135,590  (f)            --
     Depreciation and amortization                             100,142            (100,142) (d)            --
                                                       ---------------     ---------------      -------------
                                                             7,554,560            (910,274)         6,644,286
                                                       ---------------     ---------------      -------------

Operating loss                                              (4,541,228)           (786,486)        (5,327,714)

Loss on sale of subsidiary                                                           5,000  (c)       725,371
                                                                                   720,371  (e)
                                                       ---------------     ---------------      -------------
Loss before debt issuance and interest expense              (4,541,228)         (1,511,857)        (6,053,085)

Debt issuance and interest expense:
     Debt issuance expense                                     326,798                  --            326,798
     Interest expense                                          131,046             (88,614) (d)        42,432
                                                       ---------------     ---------------      -------------
                                                               457,844             (88,614)           369,230
                                                       ---------------     ---------------      -------------


Net loss                                               $    (4,999,072)    $    (1,423,243)     $  (6,422,315)
                                                       ===============     ===============      =============


Loss per share, basic and diluted                      $         (0.25)    $         (0.07)     $       (0.32)
                                                       ===============     ===============      =============

Weighted average number of shares                           20,036,902          20,036,902         20,036,902
                                                       ===============     ===============      =============

      The accompanying notes are an integral part of these pro forma financial statement.

            SECURITY INTELLIGENCE TECHNOLOGIES, INC. AND SUBSIDIARIES

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


Pro Forma Adjustments

a.    Eliminates the accounts of CCS.

b. Establishes a full reserve for uncollectible amounts on the intercompany receivable from CCS.

c. Records the receipt of $100 for the stock of CCS and the write-off of the Company's investment in CSS.

d.    Eliminates the operations of CCS.

e. Reflects the guarantee by the Company of CCS' liability to the Company's chief executive officer. Because of CCS' financial condition, the guaranteed obligation is treated as a liability.

f. Represents the elimination of the unrealized gain or loss on financial guarantees. These guarantees were made by CCS in connection with settlements with creditors, and relate to obligation of CCS to make certain payments if our stock price does not reach certain levels or if the creditor is unable to realize a specified amount from the sale of the Company's common stock that was issued in the settlement.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                    SECURITY INTELLIGENCE TECHNOLOGIES, INC.



                    By: /s/ BEN JAMIL
                        -------------
                    Name:  Ben Jamil
                    Title: President and Chief Executive Officer


Dated:  March 24, 2005


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